EXHIBIT 1
                                   ---------


                             Deloitte & Touche LLP
                                Two Hilton Court
                                  P.O. Box 319
                           Parsippany, NJ 07054-0319



April 22, 1999



Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, NW
Washington, DC 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Aris Industries, Inc. dated April 19, 1999.

Yours truly,


Deloitte & Touche LLP